As filed with the Securities and Exchange Commission on February 23, 2000


                                                            File No. 811 - 08549
                                                            File No. 333 - 42115
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933        / /


                         POST-EFFECTIVE AMENDMENT NO. 5    /X/
                                       and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940    / /
                                 AMENDMENT NO. 5           /X/

                              OAK ASSOCIATES FUNDS
               (Exact name of registrant as specified in charter)

                                 2 Oliver Street
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone Number, including Area Code (800)462-5386

                                  Mark E. Nagle
                           c/o SEI Investments Company
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Richard W. Grant, Esq.
                            John H. Grady, Jr., Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


    It is proposed that this filing become effective (check appropriate box)


             / / immediately upon filing pursuant to paragraph (b) /X/ on February 28, 2000 pursuant to paragraph (b)
             / / 60 days after filing pursuant to paragraph (a)
             / / 75 days after filing pursuant to paragraph (a)
             / / on [date] pursuant to paragraph (a) of Rule 485.

                              OAK ASSOCIATES FUNDS


                                   PROSPECTUS
                                  MARCH 1, 2000


                          PIN OAK AGGRESSIVE STOCK FUND
                         RED OAK TECHNOLOGY SELECT FUND
                           WHITE OAK GROWTH STOCK FUND


                               INVESTMENT ADVISER:
                              OAK ASSOCIATES, LTD.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


Oak Associates Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                    PAGE
                                                                    ----
     RISK/RETURN INFORMATION COMMON TO THE FUNDS .....................3
     PIN OAK AGGRESSIVE STOCK FUND....................................4
     RED OAK TECHNOLOGY SELECT FUND...................................7
     WHITE OAK GROWTH STOCK FUND......................................10
     MORE INFORMATION ABOUT FUND INVESTMENTS..........................13
     INVESTMENT ADVISER ..............................................13
     PORTFOLIO MANAGERS ..............................................13
     PURCHASING, SELLING AND EXCHANGING FUND SHARES...................14
     DIVIDENDS AND DISTRIBUTIONS......................................17
     TAXES............................................................17
     FINANCIAL HIGHLIGHTS.............................................18
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         OAK ASSOCIATES FUNDS.........................................Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help each achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.


The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated volatility, relative to the S&P 500 Index, for each Fund is set forth in the Fund summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


EQUITY RISK

The Funds principally invest (at least 65% of their assets) in equity securities. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in a Fund. An investment in the Funds may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

PIN OAK AGGRESSIVE STOCK FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital growth

INVESTMENT FOCUS                        Common stock of small and mid-sized U.S. companies

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Investing in companies that are key performers
                                        within growing industries.

INVESTOR PROFILE                        Investors who want capital appreciation and who are
                                        willing to bear the risks of small cap equity investing.

INVESTMENT STRATEGY OF THE PIN OAK AGGRESSIVE STOCK FUND

The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $500 million and $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies that it believes have above average growth potential at attractive prices. The Adviser's investment process begins with a top-down analysis of industry sectors that it considers to have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally will not sell a company merely because it has grown above the market capitalization range if the company has additional growth potential. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

PRINCIPAL RISKS OF INVESTING IN THE PIN OAK AGGRESSIVE STOCK FUND

Although the Fund is diversified, the Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events effecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


Investors are also subject to the risk that the Fund's market segment, small and mid-cap growth stocks, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.*


                   1993                     1.76%
                   1994                     0.00%
                   1995                    37.22%
                   1996                    10.78%
                   1997                     1.30%
                   1998                    49.20%
                   1999                    98.40%


               BEST QUARTER            WORST QUARTER
                  50.09%                  -24.58%
                (12/31/99)               (06/30/94)


* The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE S&P MID CAP 400 INDEX.

                                       1 YEAR      5 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------------
PIN OAK AGGRESSIVE STOCK FUND          98.40%       35.44%          26.00%*
S&P MID CAP 400 INDEX                  14.72%       23.04%          18.06%**

*  Since 8/3/92
** Since 7/31/92


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Mid Cap 400 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                         None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None
Exchange Fee                                                                                None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

Investment Advisory Fees                                                 0.74%
Other Expenses                                                           0.36%
                                                                         -----
Total Annual Fund Operating Expenses                                     1.10%
Fee Waivers and Expense Reimbursements                                  (0.10%)
                                                                        -----
Net Expenses                                                             1.00%


--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year from the date of this Prospectus. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR        3 YEARS            5 YEARS             10 YEARS
             $102          $350                $606               $1,340

RED OAK TECHNOLOGY SELECT FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital growth

INVESTMENT FOCUS                       U.S. common stocks

SHARE PRICE VOLATILITY                 High

PRINCIPAL INVESTMENT STRATEGY          Investing in common stocks of a small number
                                       of companies that have strong potential to
                                       benefit from technology.

INVESTOR PROFILE                       Investors who want significant growth,
                                       and who are willing to bear the risks of a
                                       non-diversified, industry concentrated
                                       Fund.

INVESTMENT STRATEGY OF THE RED OAK TECHNOLOGY SELECT FUND

The Fund primarily invests in common stocks of a small number of companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements. The Fund is concentrated (invests at least 25% of its total assets) in "technology companies" which develop, produce or distribute products or services related to computers, semi-conductors and electronics. The Adviser generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

PRINCIPAL RISKS OF INVESTING IN THE RED OAK TECHNOLOGY SELECT FUND

The Fund is subject to the risk that the securities of the relatively few issuers in the technology industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified Fund to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investors are also subject to the risk that the Fund's market segment, growth stocks of technology companies, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the Fund's performance for the past year.*

                      1999                       143.40%

                  BEST QUARTER                WORST QUARTER
                     68.68%                       8.32%
                   (12/31/99)                   (06/30/99)

* The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE NASDAQ 100 INDEX.

                                            1 YEAR      SINCE INCEPTION
---------------------------------------------------------------------------
RED OAK TECHNOLOGY SELECT FUND              143.40%         143.40%*
NASDAQ 100 INDEX                            102.10%         102.10%*

* Since 12/31/98.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Nasdaq-100 Index is a widely-recognized, modified capitalization-weighted index of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("Nasdaq").

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)


Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                         None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None
Exchange Fee                                                                                None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

Investment Advisory Fees                                               0.74%
Other Expenses                                                         0.46%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.20%
Fee Waivers and Expense Reimbursements                                (0.20%)
                                                                      -----
Net Expenses                                                           1.00%


--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year from the date of this Prospectus. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR            3 YEARS            5 YEARS            10 YEARS
             $102               $381              $660               $1,455

WHITE OAK GROWTH STOCK FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital growth

INVESTMENT FOCUS                       U.S. common stocks

SHARE PRICE VOLATILITY                 High

PRINCIPAL INVESTMENT STRATEGY          Investing in common stocks of large
                                       capitalization companies that are key
                                       performers within growing industries.

INVESTOR PROFILE                       Investors who want capital appreciation
                                       and who are willing to bear the risks of equity investing.

INVESTMENT STRATEGY OF THE WHITE OAK GROWTH STOCK FUND

The Fund invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above average growth potential at attractive prices. The Adviser's investment process begins with a top-down analysis of industry sectors that it believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

PRINCIPAL RISKS OF INVESTING IN THE WHITE OAK GROWTH STOCK FUND

Although the Fund is diversified, its investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events effecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investors are also subject to the risk that the Fund's market segment, large cap growth stocks, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year.*


                       1993                      (0.26%)
                       1994                       6.29%
                       1995                      52.70%
                       1996                      32.28%
                       1997                      24.30%
                       1998                      39.51%
                       1999                      50.14%

                  BEST QUARTER               WORST QUARTER
                     37.53%                     -19.06%
                   (12/31/98)                  (09/30/98)


* The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE S&P 500 INDEX.

                                       1 YEAR      5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
WHITE OAK GROWTH STOCK FUND            50.14%       39.37%         28.02%*
S&P 500 INDEX                          21.04%       28.55%         20.85%**

*   Since 8/3/92
**  Since 7/31/92


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                         None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None
Exchange Fee                                                                                None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

Investment Advisory Fees                                               0.74%
Other Expenses                                                         0.30%
                                                                      -----
Total Annual Fund Operating Expenses                                   1.04%
Fee Waivers and Expense Reimbursements                                (0.04)%
                                                                      -----
Net Expenses                                                           1.00%


--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR             3 YEARS             5 YEARS             10 YEARS
             $102                $331               $574                $1,271

MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees of Oak Associates Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Oak Associates, ltd. serves as the Adviser to the Funds. As of December 31, 1999, Oak Associates, ltd. had approximately $16 billion in assets under management. The Adviser's principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. For the fiscal period ended October 31, 1999, Oak Associates ltd. received advisory fees as a percentage of average daily net assets (after waivers and reimbursements) of:

     PIN OAK AGGRESSIVE STOCK FUND             .64%
     RED OAK TECHNOLOGY SELECT FUND            .54%
     WHITE OAK GROWTH STOCK FUND               .70%

PORTFOLIO MANAGERS

James D. Oelschlager has served as President of Oak Associates, ltd. and its predecessor since 1985. He has managed the Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund and co-managed the Red Oak Technology Select Fund since inception. He has more than 30 years of investment experience. Prior to founding Oak Associates, ltd., Mr. Oelschlager served as Director of Pension Investments/Assistant Treasurer for the Firestone Tire & Rubber Company.

Doug MacKay has served as a Research Analyst for Oak Associates, ltd. since 1991. He has co-managed the Red Oak Technology Select Fund since its inception and serves as Assistant Portfolio Manager for the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund. He has more than 10 years of investment experience. Prior to joining Oak Associates, ltd., Mr. MacKay served as a credit analyst with Pittsburgh National Bank.

Donna Barton has served as a securities trader for Oak Associates, ltd. and its predecessor since 1985. She serves as Assistant Portfolio Manager for the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund. She has more than 20 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.


Shares of the Funds are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
o    Mail
o    Telephone
o    Wire, or
o    Automated Clearing House (ACH).


To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-888-462-5386. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "Oak Associates Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the New York Stock Exchange or the Federal Reserve is closed.


The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.


Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of any Fund automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.


If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-462-5386.

If you would like to close your account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission (SEC) declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.


HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS


Each Fund distributes its income annually and each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable as ordinary income or capital gains whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-462-5386.

              FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31,



                                                  REALIZED
                                                  AND
              NET ASSET                           UNREALIZED     DISTRIBUTIONS                    NET ASSET               NET ASSETS
              VALUE             NET               GAINS OR       FROM NET        DISTRIBUTIONS    VALUE                   END OF
              BEGINNING OF      INVESTMENT        (LOSSES) ON    INVESTMENT      FROM CAPITAL     END OF       TOTAL      PERIOD
              PERIOD            INCOME (LOSS)     SECURITIES     INCOME          GAINS            PERIOD       RETURN     (000)
   ---------------------------------------------------------------------------------------------------------------------------------
   PIN OAK AGGRESSIVE STOCK FUND
   1999        $21.96           $(0.13)           $20.02         -               -                $41.85       90.57%     $131,755
   1998(1)     $19.46           (0.15)              2.65         -               -                $21.96       12.85%     $41,444
   1997        $17.08           (0.11)              2.49         -               -                $19.46       13.93%     $31,681
   1996        $17.32           (0.09)             (0.15)        -               -                $17.08       (1.39)%    $23,738
   1995        $11.60           (0.08)              5.80         -               -                $17.32       49.31%     $15,652

   RED OAK TECHNOLOGY SELECT FUND
   1999(2)     $10.00           $(0.05)           $ 6.99         -               -                $16.94       69.40%     $168,562

   WHITE OAK GROWTH STOCK FUND
   1999        $34.04           $(0.13)           $19.37         -               -                $53.28       56.52%     $2,196,364
   1998(1)     $29.29            (0.05)             4.86         -               (0.06)           $34.04       16.48%     $830,219
   1997        $21.88             0.03              7.49         (0.04)          (0.07)           $29.29       34.46%     $362,404
   1996        $18.08             0.05              3.80         (0.05)          -                $21.88       21.33%     $26,109
   1995        $11.92             0.04              6.15         (0.03)          -                $18.08       52.07%     $10,495




                                                                               RATIO OF NET
                                                                RATIO OF       INCOME
                                                                EXPENSES       (LOSS) TO
                               RATIO OF       RATIO OF NET      TO AVERAGE     AVERAGE NET
                               EXPENSES       INCOME (LOSS)     NET ASSETS     ASSETS
                               TO AVERAGE     TO AVERAGE NET    (EXCLUDING     (EXCLUDING      PORTFOLIO
                               NET ASSETS     ASSETS            WAIVERS)       WAIVERS)        TURNOVER RATE
   -------------------------------------------------------------------------------------------------------------
   PIN OAK AGGRESSIVE STOCK FUND
   1999                        1.00%          (0.57)%           1.10%          (0.67)%          26.47%
   1998(1)                     1.00%          (0.79)%           1.14%          (0.93)%          10.04%
   1997                        0.99%          (0.75)%           1.23%          (0.99)%          17.30%
   1996                        0.96%          (0.62)%           1.47%          (1.13)%          31.65%
   1995                        0.98%          (0.70)%           1.65%          (1.37)%          49.28%

   RED OAK TECHNOLOGY SELECT FUND
   1999(2)                     1.00%          (0.81)%           1.20%          (0.01)%          16.54%

   WHITE OAK GROWTH STOCK FUND
   1999                        1.00%          (0.34)%           1.04%          (0.38)%          6.27%
   1998(1)                     1.00%          (0.22)%           1.07%          (0.29)%          6.16%
   1997                        0.98%           0.06%            1.14%          (0.10)%          7.90%
   1996                        0.95%           0.23%            1.50%          (0.32)%          8.07%
   1995                        0.97%           0.29%            2.06%          (0.80)%          22.43%


(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIOD PRIOR TO FEBRUARY 27, 1998 IS THE FINANCIAL DATA OF THE PIN OAK AGGRESSIVE STOCK FUND AND THE WHITE OAK GROWTH STOCK FUND, RESPECTIVELY, EACH A SERIES OF THE ADVISORS' INNER CIRCLE FUND.

(2) THE RED OAK TECHNOLOGY SELECT FUND COMMENCED OPERATIONS ON DECEMBER 31, 1998. RETURNS FOR THE PERIOD INDICATED HAVE NOT BEEN ANNUALIZED, BUT ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                              OAK ASSOCIATES FUNDS


INVESTMENT ADVISER


Oak Associates, ltd.


DISTRIBUTOR

SEI Investment Distribution Co.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about Oak Associates Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated March 1, 2000, includes detailed information about Oak Associates Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-462-5386

BY MAIL:
Oak Associates Funds
P.O. Box 419441
Kansas City, Missouri 64141-6441


BY INTERNET: WWW.OAKASSOCIATES.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about Oak Associates Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Oak Associates Funds' Investment Company Act registration number is 811-08549.

                           TRUST: OAK ASSOCIATES FUNDS

                                     FUNDS:
                           WHITE OAK GROWTH STOCK FUND
                          PIN OAK AGGRESSIVE STOCK FUND
                         RED OAK TECHNOLOGY SELECT FUND


                                  MARCH 1, 2000


                               INVESTMENT ADVISER:


                              OAK ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the "Trust") and should be read in conjunction with the Trust's prospectus dated March 1, 2000. This Statement of Additional Information is incorporated by reference into the Trust's Prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-888-462-5386.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES
AND POLICIES.................................................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-5
INVESTMENT LIMITATIONS.......................................................S-9
THE ADVISER.................................................................S-10
THE ADMINISTRATOR...........................................................S-12
THE DISTRIBUTOR.............................................................S-14
THE TRANSFER AGENT..........................................................S-14
THE CUSTODIAN...............................................................S-14
INDEPENDENT PUBLIC ACCOUNTANTS..............................................S-14
LEGAL COUNSEL...............................................................S-14
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-14
CALCULATION OF TOTAL RETURN.................................................S-18
PURCHASING SHARES...........................................................S-19
REDEEMING SHARES............................................................S-19
DETERMINATION OF NET ASSET VALUE............................................S-20
TAXES.......................................................................S-20
FUND TRANSACTIONS...........................................................S-22
DESCRIPTION OF SHARES...................................................... S-25
SHAREHOLDER LIABILITY.......................................................S-25
LIMITATION OF TRUSTEES' LIABILITY...........................................S-25
5% AND 25% SHAREHOLDERS.....................................................S-26
EXPERTS.....................................................................S-27
FINANCIAL STATEMENTS........................................................S-27
APPENDIX.....................................................................A-1

                                    THE TRUST


This Statement of Additional Information relates to the White Oak Growth Stock Fund (the "White Oak Fund"), Pin Oak Aggressive Stock Fund (the "Pin Oak Fund") and Red Oak Technology Select Fund (the "Red Oak Fund") (each a "Fund" and collectively, the "Funds" ). Each Fund is a separate series of Oak Associates Funds (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. On February 27, 1998, the White Oak Fund and Pin Oak Fund acquired substantially all of the assets and liabilities of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (the "AIC White Oak Fund" and the "AIC Pin Oak Fund", respectively, and collectively the "Predecessor Funds") of the Advisors' Inner Circle Fund. See "Description of Shares." No investment in shares of a fund should be made without first reading that fund's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

               ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES
                                  AND POLICIES

WHITE OAK GROWTH STOCK FUND


The White Oak Fund seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective.

The White Oak Fund will normally be as fully invested as practicable in common stocks, but also may invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). Under normal market conditions, the White Oak Fund will invest at least 65% if its total assets in common stocks. The Fund will purchase securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $5 billion). The Fund may also purchase securities of smaller established companies if its investment adviser, Oak Associates, ltd. (the "Adviser"), believes that such securities offer comparable investment opportunities.

PIN OAK AGGRESSIVE STOCK FUND

The Pin Oak Fund seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective.


The Pin Oak Fund will normally be as fully invested as practicable in common stocks, but may also invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. Under normal market conditions, the Pin Oak Fund will invest at least 65% of its total assets in common stocks. The Fund will purchase securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $500 million and $5 billion). These companies may be positioned in emerging growth industries, i.e., industries comprised largely of companies that are early in their life cycle, but which, in the Adviser's judgement, have the potential to become major enterprises. The Pin Oak Fund may purchase the securities of larger companies if the Adviser believes that they offer comparable investment opportunities or will stabilize the Fund's net asset value.

RED OAK TECHNOLOGY SELECT FUND


The Red Oak Fund seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Red Oak Fund's objective.

Under normal market conditions, the Red Oak Fund will invest primarily in companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing growth in sales and earnings driven by technology related products and services. The Red Oak Fund is non-diversified and will concentrate its investments (i.e., invest at least 25% of its total assets) in companies operating directly in the "technology industry," which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics ("Technology Companies"). As a result of this focus, the Red Oak Fund offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.


IN GENERAL

Each Fund will invest primarily (at least 65% of its total assets) in the securities described in the prospectus. In addition to each Fund's principal investments, each Fund may also invest in other securities which are not part of its respective principal investment strategy.

Each Fund will purchase securities that the Adviser believes have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. Each Fund will purchase only those securities that are traded in the United States on registered exchanges or the over-the-counter market.

Each Fund may invest in debt securities rated AAA by Standard & Poor's Corporation ("S&P"). Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest.

Under normal conditions, each Fund may hold up to 15% of its total assets in cash and investments in the money market instruments described below in order to maintain liquidity or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase.

The Adviser will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees.

A Fund will not invest more than 15% of its net assets in illiquid securities.

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each Fund may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc.;

repurchase agreements involving the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and in cash.

For a description of certain permitted investments, see "Description of Permitted Investments" in this Statement of Additional Information. For a description of ratings, see the Appendix in this Statement of Additional Information.

                      DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


BANKERS' ACCEPTANCE


Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.


CERTIFICATE OF DEPOSIT


Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.


COMMERCIAL PAPER


Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES


Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.


ILLIQUID SECURITIES


Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission ("SEC") that certain non-governmental issuers of collateralized mortgage obligations ("CMOs") constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

OPTIONS

It is an operating policy of the Funds not to write or purchase PUTS, CALLS, OPTIONS or combinations thereof.

REPURCHASE AGREEMENTS


Repurchase Agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.


Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

SECURITIES OF FOREIGN ISSUERS

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

SECURITIES OF SMALL- AND MID-CAPITALIZATION ISSUERS


The Pin Oak Fund will invest, and the Red Oak Fund may invest, primarily in common stocks of U.S. companies with small to medium market capitalizations. Investing in smaller capitalization companies involves greater risk than is customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Pin Oak Fund can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


U.S. GOVERNMENT AGENCY OBLIGATIONS

These include obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


U.S. GOVERNMENT DIRECT OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

WARRANTS AND RIGHTS

A Fund may invest in warrants and rights in accordance with the Prospectus.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

     1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets. This limitation does not apply to the Red Oak Fund.

     2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. This limitation does not apply to the Red Oak Fund which will invest at least 25% of its total assets in companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics.

     3.   Acquire more than 10% of the voting securities of any one issuer.

     4.   Invest in companies for the purpose of exercising control.

     5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     8. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

     9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

     10. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder or pursuant to an exemption therefrom.

NON-FUNDAMENTAL POLICIES

The following investment limitation of each Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

     1. A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

                                   THE ADVISER


Oak Associates, ltd. (the "Adviser") is a professional investment management firm and registered investment adviser formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship founded in 1985. As of December 31, 1999, the Adviser had discretionary management authority with respect to approximately $16 billion of assets under management. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the White Oak Fund, .74% of the average daily net assets of the Pin Oak Fund and
 .74% of the average daily net assets of the Red Oak Fund, respectively. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit each Fund's total operating expenses to an annual rate of not more than 1.00% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

James D. Oelschlager, President of the Adviser and its predecessor since 1985, has managed the portfolios of the White Oak Fund and the Pin Oak Fund (and their predecessor funds) since their inception, with both Donna Barton and Doug MacKay serving as assistant portfolio managers during this period. Mr. Oelschlager and Mr. MacKay have co-managed the Red Oak Fund since its inception. Ms.
Barton has been a trader for the Adviser and its predecessor since 1985.

Mr. MacKay is Assistant Portfolio Manager/Research Analyst for the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund and co-manages the Red Oak Fund with Mr. Oelschlager. He has been with Oak Associates, ltd. since 1991. Previously, he was a credit analyst with the Pittsburgh National Bank. In 1990, he received a B.S. in Finance from Miami University in Oxford, Ohio. In 1994, Mr. MacKay earned his MBA from Case Western Reserve University in Cleveland, Ohio. In 1998, he earned the designation of Chartered Financial Analyst and has 10 years of investment experience.

The Trust and Oak Associates ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Funds and the Predecessor Funds paid the Adviser the following advisory fees:

=====================================================================================================================
                 Fees Paid                              Fees Waived                         Fees Reimbursed
                -----------------------------------------------------------------------------------------------------
                   1997        1998          1999          1997        1998        1999      1997      1998     1999
---------------------------------------------------------------------------------------------------------------------
White Oak Fund   $929,875   $4,049,439    $10,943,854    $242,259    $410,452    $570,217     $0        $0       $0
---------------------------------------------------------------------------------------------------------------------
Pin Oak Fund     $148,297   $  210,838    $   473,424    $ 72,975    $ 49,316    $ 72,614     $0        $0       $0
---------------------------------------------------------------------------------------------------------------------
Red Oak Fund        *            *        $   349,277        *           *       $133,825     *          *       $0
=====================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

The fees paid for the periods prior to February 27, 1998 represent advisory fees paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.


The continuance of the Advisory Agreement as to any Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

                                THE ADMINISTRATOR


SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II and UAM Funds, Inc.


The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, The Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of 0.15% on the first $250 million of average daily net assets; 0.12% on the next $200 million; 0.10% on the next $200 million; and 0.08% on average daily net assets over $650 million. However, the White Oak Fund and the Pin Oak Fund each pays the Administrator a minimum annual fee of $50,000 and the Red Oak Fund pays the Administrator a minimum annual fee of $75,000. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Funds and the Predecessor Funds paid the following administrative fees to the administrator:


--------------------------------------------------------------------------------
                                        Administrative Fees Paid
                       ---------------------------------------------------------
                              1997                1998                 1999
--------------------------------------------------------------------------------
   White Oak Fund           $274,845            $755,435            $1,539,778
--------------------------------------------------------------------------------
   Pin Oak Fund             $ 56,068            $ 53,768            $  110,670
--------------------------------------------------------------------------------
   Red Oak Fund                 *                   *               $  101,384
--------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

The fees paid for the period's prior to February 27, 1998 represent administrative fees paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.


The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

                                 THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of any Fund.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

                               THE TRANSFER AGENT

DST Systems, Inc., Kansas City, Missouri, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

                                  THE CUSTODIAN

First Union Bank, N.A., Philadelphia, Pennsylvania, acts as the custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

                         INDEPENDENT PUBLIC ACCOUNTANTS


Arthur Andersen, LLP, serves as the independent public accountants of the Trust.


                                  LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.


                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds7, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., The Parkstone Advantage Fund, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI

Classic Variable Trust and TIP Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) - Chairman of the Board of Trustees* - Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Boston 1784 Funds(R), The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) - Trustee** - Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* -1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) - Trustee** - Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) - Trustee** - Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) - Trustee** - Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) - Trustee** - Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) - Controller and Chief Financial Officer - President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Fund Services, 1996- 1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 - September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert, Price & Rhoads LLP (1997-1999). Associate at Richter, Miller & Finn LLP (1994-1997).

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - General Counsel of SEI Investments since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President and Assistant Secretary - Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

ROBERT J. DELLACROCE (DOB 12/17/63) - Controller and Chief Financial Officer - Director, Funds Administration and Accounting of the Administrator since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

WILLIAM E. WHITE (DOB 03/09/65) - Assistant Secretary - Mutual Fund Product Manager of Oak Associates, ltd., the Adviser, since 1997. Accountant Director, SEI Investments, 1994-1997. Lieutenant, United States Navy, 1987-1994.

JOHN H. GRADY, JR. (DOB 06/01/61) - Secretary -1701 Market Street, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) - Assistant Secretary - 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Portfolio.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.


------------------------------------------------------------------------------------------------------------------------------------

 Name of Person and Position          Aggregate               Pension or      Estimated Annual        Total Compensation from the
                                 Compensation paid by         Retirement        Benefits Upon            Fund and Fund Complex
                                 the Fund for the most     Benefits Accrued      Retirement        (*)Paid to Trustees for the most
                                recent fiscal year end      as Part of Fund                             recent fiscal year end
                                                               Expenses
------------------------------------------------------------------------------------------------------------------------------------
       JOHN T. COONEY                   $2,556                   N/A                N/A            $2,556 for services on 1 board
                                                                                                                          -
 -----------------------------------------------------------------------------------------------------------------------------------
     FRANK E. MORRIS **                  $543                    N/A                N/A             $543 for services on 1 board
                                                                                                                         -
------------------------------------------------------------------------------------------------------------------------------------
      ROBERT PATTERSON                  $2,566                   N/A                N/A            $2,556 for services on 1 board
                                                                                                                          -
------------------------------------------------------------------------------------------------------------------------------------
      EUGENE B. PETERS                  $2,566                   N/A                N/A            $2,556 for services on 1 board
                                                                                                                          -
------------------------------------------------------------------------------------------------------------------------------------
       JAMES M. STOREY                  $2,566                   N/A                N/A            $2,556 for services on 1 board
                                                                                                                          -
------------------------------------------------------------------------------------------------------------------------------------
      WILLIAM M. DORAN                   N/A                     N/A                N/A                       N/A
------------------------------------------------------------------------------------------------------------------------------------
    ROBERT A. NESHER ***                 N/A                     N/A                N/A                       N/A
------------------------------------------------------------------------------------------------------------------------------------
   GEORGE J. SULLIVAN, JR.              $1,341                   N/A                N/A            $1,341 for services on 1 board
                                                                                                                          -
------------------------------------------------------------------------------------------------------------------------------------

*    The Trust is the only investment company in the "Fund Complex."

**   Mr. Morris retired as of December 30, 1998.

*** SEI Investments compensates Mr. Nesher for services he provides to SEI Investments.

                           CALCULATION OF TOTAL RETURN

From time to time the Trust may advertise total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


For the fiscal year and five year and since inception periods ended October 31, 1999, the average annual return for the Funds was as follows:


                   ---------------------------------------------------------------------------------
                               Fund                          Average Annual Total Return
                                                                   Fiscal Year End
                                                  --------------------------------------------------
                                                     One Year          Five Year          Since
                                                                                       Inception *
                   ---------------------------------------------------------------------------------
                   White Oak Fund                     56.52%            35.23%            26.33
                   ---------------------------------------------------------------------------------
                   Pin Oak Fund                       90.57%            29.26%            21.84
                   ---------------------------------------------------------------------------------
                   Red Oak Fund                         N/A               N/A            69.40%
                   ---------------------------------------------------------------------------------

* The AIC White Oak Fund and the AIC Pin Oak Fund each commenced operations on August 3, 1992. The Red Oak Fund commenced operations on December 31, 1998.


                                PURCHASING SHARES

Purchases may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of each Fund are offered on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                REDEEMING SHARES

Redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of each Fund are offered on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE

The securities of the Funds are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                                      TAXES


The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY

Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.


In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or business.


Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX


If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.


STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

                                FUND TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for each Fund. Each Fund will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund. For the fiscal years ended October 31, 1999, the Funds paid no directed brokerage commissions.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act") and rules promulgated by the SEC. The Distributor is not an affiliate of the Fund, but falls under the definition of "affiliated broker" of the Fund for purposes of Item 16 of Form N-1A under the 1933 Act. Under the 1940 Act and the 1934 Act, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended October 31, 1999, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

     ----------------------------------------------------------------------------------------------------------
                    Fund                  Total Dollar Amount of Brokerage        Total Dollar Amount of
                                          Commissions for Research Services   Transactions Involving Directed
                                                                                 Brokerage Commissions for
                                                                                     Research Services
                                          ---------------------------------------------------------------------
                                                1998             1999              1998             1999
     ----------------------------------------------------------------------------------------------------------
     White Oak                                $256,724         $563,848        $259,334,974     $574,135,047
     ----------------------------------------------------------------------------------------------------------
     Pin Oak Fund                             $  9,381         $27,370         $  4,722,189     $ 22,295,011
     ----------------------------------------------------------------------------------------------------------
     Red Oak Fund                                *             $25,230               *          $ 31,221,835
     ----------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


The fees paid for the period's prior to February 27, 1998 represent commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.

For the fiscal years ended October 31, 1997, 1998 and 1999, the Funds and the Predecessor Funds paid the following brokerage commissions:


     ----------------------------------------------------------------------------------------------------------

                   Fund                    Total Brokerage Commissions        Amount Paid to SEI Investments
                                                                                            (1)
                                       ------------------------------------------------------------------------
                                           1997         1998        1999        1997        1998       1999
     ----------------------------------------------------------------------------------------------------------
              White Oak Fund             $146,575     $256,724    $563,848     $4,963        $0         $0
     ----------------------------------------------------------------------------------------------------------
               Pin Oak Fund              $  3,006     $  9,381    $ 27,370     $  341        $0         $0
     ----------------------------------------------------------------------------------------------------------
               Red Oak Fund                 *            *        $ 25,230        *           *         $0
     ----------------------------------------------------------------------------------------------------------

(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

The fees paid for the period's prior to February 27, 1998 represent brokerage commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.

For the fiscal years indicated, the Funds paid the following brokerage commissions:

----------------------------------------------------------------------------------------------------------------
Fund                    Total $ Amount of Brokerage         Total $ Amount of       % of Total     % of Total
                             Commissions Paid             Brokerage Commissions     Brokerage      Brokerage
                                                            Paid to Affiliated     Commissions    Transactions
                                                                 Brokers           Paid to the      Effected
                                                                                    Affiliated      Through
                                                                                     Brokers       Affiliated
                                                                                                    Brokers
                    --------------------------------------------------------------------------------------------
                        1997         1998       1999      1997    1998     1999        1999           1999
----------------------------------------------------------------------------------------------------------------
White Oak Fund        $146,575     $256,724   $590,046     $0      $0    $22,447
----------------------------------------------------------------------------------------------------------------
Pin Oak Fund          $ 3,006      $  9,381   $ 29,377     $0      $0    $ 2,007
----------------------------------------------------------------------------------------------------------------
Red Oak Fund             *            *        $27,099     *       *     $   860
----------------------------------------------------------------------------------------------------------------

* An asterick indicates that the Fund had not commenced operations as of the period indicated.

The fees paid for the period's prior to February 27, 1998 represent brokerage commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.


Because the Funds do not market their shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds have acquired during their most recent fiscal year. As of October 31, 1999, the White Oak Fund held $73,757,391 of J.P. Morgan securities and $114,173,437 of Morgan Stanley, Dean Witter and Discover securities, the Pin Oak Fund held $5,505,756 of J.P. Morgan securities, and the Red Oak Fund held $3,368,9421 of J.P. Morgan securities.

For the fiscal years ended October 31, 1998 and 1999, the Fund turnover rate for each of the Funds and Predecessor Funds was as follows:

     ---------------------------------------------------------------------------------------------------------------
                              Fund                                           Portfolio Turnover Rate
                                                              ------------------------------------------------------
                                                                        1998                        1999
     ---------------------------------------------------------------------------------------------------------------
                         White Oak Fund                                 6.16%                      6.27%
     ---------------------------------------------------------------------------------------------------------------
                          Pin Oak Fund                                 10.04%                      26.47%
     ---------------------------------------------------------------------------------------------------------------
                          Red Oak Fund                                    *                        16.54%
     ---------------------------------------------------------------------------------------------------------------

* An asterick indicates that the Fund had not commenced operations as of the period indicated.

For the period prior to February 27, 1998, the above percentages represent the turnover rate for the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.

                              DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

                              SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                        LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                             5% AND 25% SHAREHOLDERS

WHITE OAK GROWTH STOCK PORTFOLIO.

Shareholder                                  Number of Shares                     %
-----------                                  ----------------                     -


Charles Schwab & Co. Inc.                    19,438,427.9150                    42.13
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.            8,050,099.1820                     17.45
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

PIN OAK AGGRESSIVE STOCK PORTFOLIO.

Shareholder                                  Number of Shares                     %
-----------                                  ----------------                     -

Charles Schwab & Co. Inc.                    973,505.0290                       21.79
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.            650,308.9160                       14.56
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

RED OAK TECHNOLOGY SELECT PORTFOLIO.

Shareholder                                  Number of Shares                     %
-----------                                  ----------------                     -

Charles Schwab & Co. Inc.                    4,177,950.7400                      23.62
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.            2,698,638.2320                     15.25
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

National Investor Services Corp.             1,129,874.3330                     6.39
Special Custody Account
FEBO our Customers
Mutual Funds Department
55 Water St Fl 32
New York, NY 10041-3299

FIIOC Inc. Agent                             1,506,180.2410                     8.51
For certain employee benefit plans
100 Magellan Way #KW1C
Covington, KY 41015-1987


                                     EXPERTS

The financial statements of the Oak Associates Funds have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

                              FINANCIAL STATEMENTS


The financial statements, with respect to the White Oak Fund, Pin Oak Fund and Red Oak Fund, for the fiscal year ended October 31, 1999, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the Oak Associates Funds 1999 Annual Report to Shareholders, with respect to the White Oak Fund and the Pin Oak Fund, must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

A-1 - This is S&P's highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -   Leading market positions in well-established industries.

     -   High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                            PART C: OTHER INFORMATION

Item 23.      Exhibits:

(a) Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the Securities and Exchange Commission ("SEC") on December 12, 1997.

(b) Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 12, 1997.

(c)  Not Applicable.


(d) (1) Investment Advisory Agreement between Registrant and Oak Associates, ltd. with respect to White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.

(d) (2) Schedule A to the Investment Advisory Agreement between Oak Associates Funds and Oak Associates, ltd. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.

(d) (3) Contractual Fee Waiver Agreement between the Registrant and Oak Associates, ltd. (the "Adviser") is filed herewith.


(e) Distribution Agreement between Registrant and SEI Investments Distribution Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.

(f)  Not Applicable.


(g) Custodian Agreement between Registrant and CoreStates Bank N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 29, 1998.


(h) (1) Administration Agreement between Registrant and SEI Financial Fund Resources, including schedules relating to the White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.


     (2) Transfer Agency Agreement between Registrant and DST Systems, Inc. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 26, 1999.


     (3) Sub-Transfer Agency Agreement between the Registrant and Norwest Bank Minnesota, N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.

     (4) Schedule A to the Administration Agreement between the Registrant and SEI Fund Resources is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.

     (5) Services Agreement between the Registrant and Neuberger Berman Management Inc. is filed herewith.

(i)  Opinion and Consent of Counsel is filed herewith.

(j) Consent of Independent Public Accountants (Arthur Andersen, LLP) is filed herewith.


(k)  Not Applicable.

(l)  Not Applicable.

(m) Form of Distribution Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 12, 1997.


(n)  Not Applicable.


(o)  Not Applicable.


(p) Powers of Attorney for Mark E. Nagle, John T. Cooney, William M. Doran, Robert A. Nesher, Eugene B. Peters, Dr. Robert A. Patterson, James M. Storey and George J. Sullivan, Jr., are filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant


     See the Statement of Additional Information regarding the control relationships of Oak Associates Funds (the "Trust"). SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in SEI Investments Mutual Funds Services ("the Administrator"). SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Item 25.  Indemnification:

     Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Advisor:

     Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:


Oak Associates, ltd.
--------------------
Oak Associates, ltd. is the investment adviser for the White Oak Growth
Stock Fund, the Pin Oak Aggressive Stock Fund and the Red Oak Technology Select Fund. The principal address of Oak Associates, ltd. is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

The list required by this Item 28 of general partners of Oak Associates, ltd., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by Oak Associates under the Advisers Act of 1940 (SEC File No. 801-23632).


Item 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

      SEI Daily Income Trust                               July 15, 1982
      SEI Liquid Asset Trust                               November 29, 1982
      SEI Tax Exempt Trust                                 December 3, 1982
      SEI Index Funds                                      July 10, 1985
      SEI Institutional Managed Trust                      January 22, 1987
      SEI Institutional International Trust                August 30, 1988
      The Advisors' Inner Circle Fund                      November 14, 1991
      The Pillar Funds                                     February 28, 1992
      CUFUND                                               May 1, 1992
      STI Classic Funds                                    May 29, 1992
      First American Funds, Inc.                           November 1, 1992
      First American Investment Funds, Inc.                November 1, 1992
      The Arbor Fund                                       January 28, 1993
      Boston 1784 Funds(R)                                 June 1, 1993
      The PBHG Funds, Inc.                                 July 16, 1993
      Morgan Grenfell Investment Trust                     January 3, 1994
      The Achievement Funds Trust                          December 27, 1994

      Bishop Street Funds                                  January 27, 1995
      STI Classic Variable Trust                           August 18, 1995
      ARK Funds                                            November 1, 1995
      Huntington Funds                                     January 11, 1996
      SEI Asset Allocation Trust                           April 1, 1996
      TIP Funds                                            April 28, 1996
      SEI Institutional Investments Trust                  June 14, 1996
      First American Strategy Funds, Inc.                  October 1, 1996
      HighMark Funds                                       February 15, 1997
      Armada Funds                                         March 8, 1997
      PBHG Insurance Series Fund, Inc.                     April 1, 1997
      The Expedition Funds                                 June 9, 1997
      Alpha Select Funds                                   January 1, 1998
      The Nevis Funds, Inc.                                June 29, 1998
      The Parkstone Group of Funds                         September 14, 1998
      CNI Charter Funds                                    April 1, 1999
      The Parkstone Advantage Fund                         June 1, 1999
      Amerindo Funds                                       July 13, 1999


The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.


                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       -------------------                                          ---------------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                           --
Richard B. Lieb            Director, Executive Vice President                                     --
Carmen V. Romeo            Director                                                               --
Mark J. Held               President & Chief Operating Officer                                    --
Gilbert L. Beebower        Executive Vice President                                               --
Dennis J. McGonigle        Executive Vice President                                               --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                    --
Leo J. Dolan, Jr.          Senior Vice President                                                  --
Carl A. Guarino            Senior Vice President                                                  --
Larry Hutchison            Senior Vice President                                                  --
Jack May                   Senior Vice President                                                  --
Hartland J. McKeown        Senior Vice President                                                  --


Kevin P. Robins            Senior Vice President                                        Vice President &
                                                                                        Assistant Secretary
Patrick K. Walsh           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
Gordon W. Carpenter        Vice President                                                        --
Todd Cipperman             Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
S. Courtney E. Collier     Vice President & Assistant Secretary                                  --
Robert Crudup              Vice President & Managing Director                                    --
Richard A. Deak            Vice President & Assistant Secretary                                  --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
James R. Foggo             Vice President & Assistant Secretary                                  --
Vic Galef                  Vice President & Managing Director                                    --
Lydia A. Gavalis           Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                               Vice President &
                                                                                        Assistant Secretary
Jeff Jacobs                Vice President                                                        --
Samuel King                Vice President                                                        --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Carolyn McLaurin           Vice President & Managing Director                                    --
W. Kelso Morrill           Vice President                                                        --
Mark Nagle                 Vice President                                               President
Joanne Nelson              Vice President                                                        --
Cynthia M. Parrish         Vice President & Assistant Secretary                                  --
Kim Rainey                 Vice President                                                        --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President & Assistant Secretary                                  --
Lynda J. Striegel          Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
Lori L. White              Vice President & Assistant Secretary                                  --
Wayne M. Withrow           Vice President & Managing Director                                    --

Item 28. Location of Accounts and Records:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-I (d), the required books and records are maintained at the offices of Registrant's Custodian:

         First Union National Bank
         Broad & Chestnut Streets
         P.O. Box 7618
         Philadelphia, PA 19101

     (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D);
     (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

         SEI Investments Mutual Funds Services
         Oaks, PA 19456

     (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f),
     the required books and records are maintained at the offices of the Registrant's Advisors:

         Oak Associates, ltd.
         3875 Embassy Parkway
         Suite 250
         Akron, OH 44333-8334


Item 29.  Management Services: None.


Item 30.  Undertakings: None

                                     NOTICE


     A copy of the Agreement and Declaration of Trust for Oak Associates Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 23rd day of February, 2000.


                                         OAK ASSOCIATES FUNDS


                                         By: /s/ Mark E. Nagle
                                             --------------------------------
                                             Mark E. Nagle, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


                  *                                   Trustee                    February 23, 2000
---------------------------------------
John T. Cooney

                  *                                   Trustee                    February 23, 2000
---------------------------------------
William M. Doran

                  *                                   Trustee                    February 23, 2000
---------------------------------------
George J. Sullivan, Jr.

                  *                                   Trustee                    February 23, 2000
---------------------------------------
Robert A. Nesher

                  *                                   Trustee                    February 23, 2000
---------------------------------------
Dr. Robert A. Patterson

                  *                                   Trustee                    February 23, 2000
---------------------------------------
Eugene B. Peters

                  *                                   Trustee                    February 23, 2000
---------------------------------------
James M. Storey

   /s/ Mark E. Nagle                                  President                  February 23, 2000
---------------------------------------
Mark E. Nagle

  /s/ Robert J. DellaCroce                            Controller & Chief         February 23, 2000
---------------------------------------               Financial Officer
Robert J. DellaCroce

*By: /s/ Mark E. Nagle
     ----------------------------------
     Mark E. Nagle
     Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBITS:
---------


EX-99.A Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the Securities and Exchange Commission ("SEC") on December 12, 1997.

EX-99.B Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 12, 1997.

EX-99.C           Not Applicable.


EX-99.D(1)        Investment Advisory Agreement between Registrant and Oak
                  Associates, ltd. with respect to White Oak Growth Stock
                  Portfolio and Pin Oak Aggressive Stock Portfolio is incorporated herein by reference to Registrant's Registration
                  Statement on Form N-1A (File No. 333-42115) filed with the
                  SEC on September 24, 1998.

EX-99.D(2)        Schedule A to the Investment Advisory Agreement between
                  Oak Associates Funds and Oak Associates, ltd. is incorporated herein by reference to Registrant's Registration
                  Statement on Form N-1A (File No. 333-42115) filed with the
                  SEC on September 24, 1998.

EX-99.D(3)        Contractual Fee Waiver Agreement between the Registrant and
                  Oak Associates, ltd (the "Adviser") is filed herewith.

EX-99.E Distribution Agreement between Registrant and SEI Investments Distribution Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.


EX-99.F           Not Applicable.


EX-99.G           Custodian Agreement between Registrant and CoreStates
                  Bank N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 29, 1998.

EX-99.H(1)        Administration Agreement between Registrant and SEI Financial
                  Fund Resources, including schedules relating to the White Oak
                  Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio incorporated herein by reference to Registrant's Registration
                  Statement on Form N-1A (File No. 333-42115) filed with the SEC on September 24, 1998.

EX-99.H(2)        Transfer Agency Agreement between Registrant and DST
                  Systems, Inc. incorporated herein by reference to Registrant's
                  Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on February 26, 1999.

EX-99.H(3)        Sub-Transfer Agency Agreement between the Registrant and
                  Norwest Bank Minnesota, N.A. is incorporated herein by reference to Registrant's Registration Statement on Form N-
                  1A (File No. 333-42115) filed with the SEC on September 24,
                  1998.

EX-99.H(4)        Schedule A to the Administration Agreement between the
                  Registrant and SEI Fund Resources is incorporated herein by reference to Registrant's Registration Statement on Form N- 1A
                  (File No. 333-42115) filed with the SEC on September 24, 1998.

EX-99.H(5)        Services Agreement between the Registrant and Neuberger
                  Berman Management Inc. is filed herewith.

EX-99.I           Opinion and Consent of Counsel is filed herewith.


EX-99.J           Consent of Independent Public Accountants (Arthur Andersen,
                  LLP) is filed herewith.

EX-99.K           Not Applicable.

EX-99.L           Not Applicable.

EX-99.M Form of Distribution Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-42115) filed with the SEC on December 12, 1997.


EX-99.N           Not Applicable.

EX-99.O           Not Applicable.

EX-99.P Powers of Attorney for David G. Lee, Mark E. Nagle, John T. Cooney, William M. Doran, Robert A. Nesher, Eugene B. Peters, Robert A. Patterson, James M. Storey and George J. Sullivan, Jr., are filed herewith.